Advisors Disciplined Trust 2142

Supplement to the Prospectus

Notwithstanding anything to the contrary in the prospectus, the portfolio for American Renaissance Portfolio, Series 2022-2 – A Cyrus J. Lawrence LLC (“CJL”) Portfolio will no longer include shares of SVB Financial Group.

Supplement Dated: March 28, 2023